Exhibit 10.25


                               SECURITY AGREEMENT
                               ------------------


     AGREEMENT made as of this 20th day of August, 2004 (the "Agreement") between Gary Segal, an individual with an address at 101-32 101st Street, Ozone Park, New York 11416 his successors and permitted assigns, (the "Secured Party") and High Rise Electric, Inc., a corporation organized under the laws of the State of Delaware with its principal office located at 11-30 47th Avenue, Long Island City, New York 11101 (the "Debtor").

                              W I T N E S S E T H:

     WHEREAS, Debtor is indebted to Secured Party pursuant to a Promissory Note dated August 20, 2004 (the "Note") pursuant to which Debtor has borrowed $2,000,000 from the Secured Party.

     WHEREAS, in order to secure Debtor's indebtedness and obligations to Secured Party, Debtor has agreed to grant a security interest to Secured Party in certain assets of the Debtor as hereinafter described.

     NOW THEREFORE, based upon the mutual covenants, conditions and promises hereinafter contained, the sufficiency of which is acknowledged by the parties, it is agreed as follows:

     1. GRANT OF SECURITY INTEREST. As security for the prompt payment in full and performance of all of obligations under the Note and any extensions, amendments or modifications thereof, Debtor hereby authorizes the Secured Party to file financing statements against and pledges and grants to Security Party a first and paramount lien (subject and subordinate to the rights granted by Debtor to any sureties) upon and security interest in, all of the following property of Debtor (whether now owned or hereafter acquired), and in all accessions and additions thereto, replacements and substitutions therefor, and proceeds and products thereof:

               (i) All "Accounts", which term shall include, in addition to the definition thereof contained in the UCC, all obligations of any kind at any time due or owing to Debtor and all rights of Debtor to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, general intangibles, or otherwise) including, without limitation, invoices, contract rights, accounts receivable, (whether delivered, undelivered, in transit or returned) represented by any thereof; and

               (ii) All Proceeds of the foregoing, including cash and non-cash proceeds as defined in the UCC, and including (1) proceeds of any insurance, indemnity, warranty or guaranty payable to Secured Party or Debtor from time to time with respect to the Collateral, (2) payments in any form made or due and payable to Secured Party or Debtor in connection with any requisition, confiscation, condemnation, seizure of forfeiture of any Collateral, or any proceeds thereof, and
                    (3) all other amounts paid or payable under or in connection with any Collateral.


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     The property described in subparagraphs (i) and (ii) above, together with all accessions, additions, replacements, substitutions, proceeds and products as aforesaid, is referred to collectively hereinafter as the "Collateral".

     Debtor shall execute and deliver such financing statements and other documents (in form and substance satisfactory to Secured Party), and take such other actions, as Secured Party may request from time to time in order to create, perfect or continue the security interests provided for above under the UCC or other laws of the State of New York or under any other state or federal law.

     2. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants to the Secured Party, knowing and intending that the Secured Party shall rely thereon in making the loan completed hereby, that:

     Section 2.1. Corporate Existence; Good Standing.

               (a) The Debtor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) has all requisite power and authority and full legal right to carry on the business in which it is presently engaged.

               (b) The Debtor has adequate power and authority and has full legal rights to enter into each of the documents to which it is a party, to perform, observe and comply with all of its agreements and obligations under each of such documents.

     Section 2.2. Authority, etc. The execution and delivery by the Debtor of this Agreement and the Note to which it is a party, the performance by the Debtor of all of its agreements and obligations, applicable to it, under each of such documents, and the incurring by the Debtor of all of the obligations contemplated herein or therein: (a) have been duly authorized by all necessary actions on the part of each Debtor and its Shareholders and do not and will not contravene any provision of such Debtor's Articles of Incorporation or by-laws (each as from time to time in effect), (b) do not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Debtor under any agreement, mortgage or other instrument to which the Debtor is or may become a party, (c) does not violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment or any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to such entity), (d) does not require any waivers, consents or approvals by any of the creditors or trustees for creditors of the Debtor, or (e) does not require any approval, consent, order, authorization, or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency, under any provision of any applicable law.


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     Section 2.3. Binding Effect of Note. The Debtor has duly executed and delivered this Agreement and the Note (collectively, the "Loan Documents"), and each such document is in full force and effect. The agreements and obligations of the Debtor as contained in each of the Loan Documents constitutes or upon execution and delivery thereof will constitute legal, valid and binding obligations of the Debtor enforceable against the Debtor in accordance with their respective terms.

     Section 2.4. No Events of Default, etc.. The Debtor is not in default in any material respect under any contract, agreement or instrument to which the Debtor is a party or by which the Debtor is bound, except where the consequence of any such default would not have a material adverse effect upon the financial condition, assets, operations or property of the Debtor.

     Section 2.5. No Consent Necessary. No consent or approval of, giving of notice to, registration with or taking of any other action in respect of, any third party or governmental authority or agency is required with respect to the execution, delivery and performance by the Debtor of this Agreement and the Note.

     Section 2.6. No Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of the Debtor, threatened against the Debtor in any court or before any governmental commission, board, or authority which, if adversely determined, will have an material adverse effect on the ability of the Debtor to perform its obligations under the Loan Documents.

     Section 2.7. No Violations of Laws. The Debtor has conducted, and is conducting, its business, so as to comply in all material respects with all applicable federal, state, county and municipal statutes and regulations. The Debtor is not charged with, and to the knowledge of the Debtor, is not under investigation with respect to, any violation of any such statutes, regulations or orders, and adverse determination of which would have a material adverse effect on the financial condition, business or operations of the Debtor.

     Section 2.8. Financial Statements.

     (a) Subject to any limitation stated therein, all balance sheets, income statements and other financial data which have been or shall hereafter be furnished to the Secured Party to induce it to enter into the Note otherwise in connection herewith, fairly present in all material respects the financial position of the Debtor as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended, except that interim statements may not contain all footnotes required by GAAP and may be subject to normal year-end adjustments. Working Capital items are maintained at levels represented in the Financial Statements subject to normal fluctuations. All other information, reports and other papers and data furnished to the Secured Party are, or will be at the time the same are so furnished, true, accurate and complete in all material respects. Unless provided otherwise herein, all such financial statements and other information have been, or will have been at the time of issuance, prepared in accordance with GAAP consistently applied during all periods.

     (b) Except as shown on the most recent financial statements which have been delivered to the Secured Party, the Debtor has not other obligations of any kind as of the date hereof which would materially adversely affect the financial condition of the Debtor or the Collateral.

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     Section 2.9. Changes in Financial Condition. Except as disclosed on
Schedule 2.9 hereto, there has been no material change in the Debtor's financial condition since the date of its last financial statements which have been delivered to the Secured Party.

     Section 2.10. Accounts Receivable. Annexed hereto as Schedule 2.10 is a list of the outstanding accounts receivable of Debtor as of June 30 2004, showing aging thereof. Debtor represents that such list is accurate, complete, and contains an accurate aging thereof. All of said accounts receivable are collectible are subject to no counterclaims or setoffs of any nature whatsoever, and require no further act on the Debtor's part to make such accounts owing by the account debtors. None of the accounts include any conditional sales, consignments or sales on any basis other than that of absolute sale in the ordinary and usual course of business, except as otherwise set forth on said list. No agreement has been made under which any deductions or discounts may be claimed as to any such account.

     Section 2.11. Taxes and Assessments. The Debtor has paid and discharged when due all taxes, assessments and other governmental charges which may lawfully be levied or assessed upon its income and profits, or upon all or any portion of any property belonging to it, whether real, personal or mixed, to the extent that such taxes, assessments and other charges have become due. The Debtor has filed all tax returns, federal, state and local, and all related information, required to be filed by it.

     Section 2.12. Other Liens. The Debtor has good and marketable title to and owns all of the accounts receivable free and clear of any and all Liens (except as set forth on Schedule 2.12 hereto). A "Lien" is any lien, encumbrance or security interest, but excluding in each case any Permitted Liens. A "Permitted Lien" includes any (i) Liens for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings, (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, including liens imposed by article 3A of the Lien Law of the State of New York, arising in the ordinary course of business consistent with past practice and securing obligations that are not overdue by more than 30 days or are being contested in good faith, (iii) pledges and deposits made in the ordinary course of business consistent with past practice in compliance with workers' compensation, unemployment insurance and other social security laws or regulations, (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business consistent with past practice; or (v) Liens that, individually and in the aggregate, do not and would not materially detract from the value of any of the property or assets of the Debtor or materially interfere with the current use thereof; provided that all of such Permitted Liens (i) -- (v), in the aggregate, do not at any time exceed $2,000,000. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent to the Debtor's doing of the same.

     Section 2.13. Books and Records. The Debtor maintains its books and records related to its Accounts Receivable at 11-30 47th Avenue, Long Island City, New York 11101.

     Section 2.14. Representations and Warranties: True, Accurate and Complete. None of the representations, warranties or statements made to the Secured Party pursuant hereto or in connection with this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they are made, not misleading.


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

     3. AFFIRMATIVE COVENANTS. Until payment in full of all obligations of the Note and the termination of this Agreement, the Debtor hereby covenants and agrees that it will:

     Section 3.1. Notify the Secured Party. Promptly inform the Secured Party if any one or more of the representations and warranties made by the Debtor in this Agreement or in any document related hereto shall no longer be entirely true, accurate and complete.

     Section 3.2. Observe Covenants, etc. Observe, perform and comply with the covenants, terms and conditions of this Agreement, and other agreements or documents entered into between the Debtor and the Secured Party.

     Section 3.3. Maintain Corporate Existence and Qualifications. Maintain and preserve in full force and effect, its corporate existence and rights, franchises, licenses and qualifications necessary to continue its business, and comply with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its regulations of its existence and business.

     Section 3.4. Information and Documents to be Furnished to the Secured Party. The Debtor hereby covenants to the Secured Party that it will furnish to the Secured Party:

               (a) Annual Financial Statements. As soon as delivered to any other creditor, but in no event later than one hundred twenty (120) days after the end of each fiscal year, its balance sheet as at the end of such year, and its income and surplus statement for such fiscal year, all in reasonable detail, all prepared on a review basis in accordance with GAAP by independent certified public accountants of recognized standing selected by the Debtor and satisfactory to the Secured Party.

               (b) Semi-Annual Financial Statements. As soon as delivered to any other creditor but in no event later than sixty days after the end of the semi-annual fiscal period of the Debtor, its cumulative income and surplus statement for the period beginning on the first day of such fiscal year and ended on the date of such balance sheet all in reasonable detail, all prepared on a compiled basis in accordance with GAAP by independent certified public accountants of recognized standing selected by the Debtor and satisfactory to the Secured Party.

               (c) Accounts Receivable Certificates. In such form as is generated by Debtor's accounting software, from time to time as the Secured Party may additionally require:

                    (i) A certificate either describing each account receivable, or, if the Secured Party so elects, certifying the face amount of all accounts receivable in the aggregate; and


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                    (ii) Schedules of accounts receivable describing each.

               (d) Accounts Receivable's Aging Reports. On or before the twenty-fifth (25) day of each month, a detailed aging report setting forth amounts due and owing on accounts receivable on the Debtor's books as of the close of the preceding month, together with a reconciliation report satisfactory to the Secured Party showing all sales, collections, payments and adjustments to Accounts Receivables on the Debtor's books as of the close of the preceding month.

     4. ATTORNEY IN FACT. Debtor grants Secured Party (and as agent for Secured Party, any third party filing service company as chosen by Secured Party) a specific power of attorney for Secured Party (inclusive of any assignee of Secured Party) to use as follows: (a) Secured Party may sign and file on Debtor's behalf any document Secured Party deems necessary to (i) perfect or protect Secured Party's interest in the Collateral or pursuant to the Uniform Commercial Code and (ii) to prepare, modify and/or execute any documents necessary to enforce any of Secured Party's rights herein as to the Collateral including but not limited to all documents necessary to transfer the title to the Collateral. Failure of the Secured Party to perfect its security interest hereunder shall not affect or impair the obligations of Debtor hereunder or of any guarantor. In the event it is necessary to amend or add to any of the terms of this Agreement to insert (or reflect a change in) the description of the serial numbers (or other identifying features) of the Collateral, Debtor specifically authorizes Secured Party to make any such additions and/or amendments to this Agreement which additions and/or amendments shall be incorporated in this Agreement herein as if originally set forth. Secured Party shall advise Debtor of any such amendments described in this paragraph. Debtor will also pay, or will upon demand reimburse Secured Party, for all of the reasonable, direct out-of-pocket costs and expenses incurred by Secured Party in connection with (i) the filing of any financing statements, and/or (ii) any action to enforce the terms of the Note and/or Security Agreement. This power of attorney is coupled with an interest.

     5. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) An event of default shall occur under the Note (as defined therein); or (b) Debtor shall fail to cause the Collateral or any portion thereof to be released or discharged from any lien, claim or liability as and when required by this Agreement; or (c) Debtor shall fail to perform or observe any other covenant, condition or agreement on the part of Debtor to be observed and/or performed under this Agreement and such failure shall continue for ten (10) days after written notice from Secured Party to Debtor specifying such failure and demanding the same to be remedied; or (d) any representation or warranty made by Debtor herein or by Debtor or by any officer, employee or agent of Debtor in any document or certificate furnished Secured Party in connection herewith or pursuant hereto shall prove at any time to be incorrect or untrue as of the date made in any material respect; or (e) Debtor shall default under any other agreement with or intended for the benefit of Secured Party or any permitted assignee of any of Secured Party's rights hereunder, whether now existing, hereafter executed or executed simultaneously herewith; or (f) Debtor shall become insolvent or Debtor shall become bankrupt


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or Debtor shall cease doing business as a going concern or Debtor shall make an assignment for the benefit of creditors or Debtor shall consent to the appointment of a trustee or receiver, or a trustee or a receiver shall be appointed for Debtor or for a substantial part of the property thereof without its consent or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Debtor; or (g) if Debtor shall sell a material portion of its assets out of the ordinary course of business or if any interest in such entity is transferred and/or sold; (h) the existence of an attachment or seizure of, or levy upon, any property owned or leased by the Debtor, which is not removed, vacated or discharged within fifteen (15) days of occurrence; or (i) default, beyond any cure period, by Debtor in any other loan, lease or security agreement entered into with Secured Party or another creditor; or (j) if Debtor shall suffer a material adverse change in its condition or affairs, financial or otherwise, that in the reasonable opinion of Secured Party materially increases its risk with respect to the obligations under this loan or materially impairs any security therefor of any of the Collateral or Secured Party shall at any time deem any of the Collateral to be in danger of misuse, concealment or misappropriation; or (k) there is a loss, material destruction, sale, encumbrance, concealment, or forfeiture of the Collateral or any material portion thereof; or (1) there shall be an occurrence of a default under any guaranty of the Note.

     6. REMEDIES. Upon the occurrence of any event of default described in this Agreement, Secured Party shall provide Debtor written notice of such occurrence of the event of default and, following the passage of two business days, may exercise one or more of the following remedies: (a) declare all Debtor's indebtedness secured hereby immediately due and payable; and (b) take possession of the Collateral without demand or legal process; and (c) enter the premises where the Collateral may be found and take possession of, and remove, the Collateral without demand, legal process or liability for suit, action or other proceeding, and all rights of Debtor in the Collateral so removed shall terminate absolutely upon the recovery of the Collateral and the Collateral shall become Secured Party's property; and (d) take possession of the Collateral and to endorse, deposit cash or otherwise negotiate for its benefit all Collateral and proceeds thereto including but not limited to drafts, checks, and other instruments upon such terms as Secured Party may elect, and to apply the net proceeds, less expenses, on the account of Debtor's indebtedness; and (e) have all other rights and remedies under this Agreement and/or the Note; and (f) have all other rights and remedies of a secured party under the Uniform Commercial Code; and (g) recover from Debtor expenses of re-taking, holding, selling or the like which expenses shall include, but not be limited to, Secured Party's reasonable attorneys' fees and legal expenses, auctioneers fees, sales commissions and advertising expenses. While the Debtor is in default beyond an applicable cure period, the Debtor shall not distribute to shareholders, nor shall any shareholders (or insiders as that term is defined in the U.S. Bankruptcy Code) receive compensation from the Debtor of any kind including dividends, salary, bonuses, distributions, commissions or the like. All of Secured Party's remedies are cumulative, and are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised either concurrently or separately. The exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on Secured Party's part to exercise any right or remedy, and no delay in exercising any right or remedy shall operate as a waiver or any right or remedy or act as a modification to the terms of this Agreement.

     In order to effectuate the terms and provisions hereof, the Debtor hereof designates and irrevocably appoints Secured Party and its designees or agents as attorney-in-fact of the Debtor, with authority after the occurrence and during the continuance of an Event of Default to receive, open and dispose of all mail addressed to the Debtor, to notify the Post Office authorities to change the


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address for delivery of mail addressed to the Debtor to such address as Secured
Party may designate; to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of the Debtor on any invoices, documents, drafts against and notices (which also may direct among other things that payment be made directly to Secured Party) to Account debtors or obligors of the Debtor, assignments and requests for verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while the Note shall remain unpaid.

     7. INDEMNIFICATION. Debtor hereby agrees to indemnify, save and keep harmless Secured Party, its agents, employees, successors and assigns, from and against any and all losses, damages (including indirect, special or consequential), environmental hazards or penalties of any kind or nature, injuries (whether to property, person or otherwise), claims, actions and suits, including, without limitation, legal expenses of whatsoever kind and nature (including, without limitation, reasonable costs and expense incurred by Secured Party in defending claims or suits brought against it by Debtor or any account debtor) in contract or tort, including, but in no way limited to, Secured Party's strict liability in tort or any government regulatory claim, unless and except to the extent of Secured Party's gross negligence or willful misconduct is the proximate cause of any such loss, damage, penalty, injury, claim, action or suit, and Debtor shall at its own expense defend any and all such actions, arising out of the selection, modification, purchase, ownership, acceptance or rejection of any item of Collateral, and the delivery, possession, maintenance, use, condition (including without limitation latent or other defects, whether or not discoverable by Secured Party or Debtor, and any claim for patent, trademark or copyright infringement) or operation or any item of Collateral by whom so ever used or operated or arising out of or resulting from the condition of any item of Collateral, sold or disposed of after use by Debtor, employee of Debtor, or any designee or lessee of Debtor. The indemnities and assumptions of liability herein provided for shall continue in full force and effect, notwithstanding the termination of this Security Agreement, whether by expiration of time, operation of law or otherwise.

     8. NOTICES. Any notices provided in this Agreement shall be deemed to have been duly given and effective on delivery if hand delivered, or when sent if sent by nationally recognized overnight delivery service, or by certified mail, return receipt requested, to the addresses stated herein, or to such other address as may be designated in writing by either Secured Party or Debtor.

     9. ATTORNEYS' FEES. Debtor shall pay all of Secured Party's direct, reasonable attorneys' fees, court costs, expenses and disbursements (collectively the "Expenses") arising out of the enforcement of any of Secured Party's remedies (whether or not an action has actually been instituted), under the Loan Documents.


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     10. OPTION TO PERFORM OBLIGATIONS OF THE DEBTOR IN RESPECT TO THE
COLLATERAL. If the Debtor fails or refuses to make any payment, perform any covenant or obligation, or take any other action which the Debtor is obligated hereunder to perform, observe, take or do hereunder, then the Secured Party may, at its option, without notice or demand upon the Debtor and without releasing the Debtor from any obligation or covenant hereof, perform, observe, take or do the same in such manner and to such extent as the Secured Party may deem necessary or appropriate to protect any of the Collateral and its rights hereunder. The Debtor agrees that any payment or expense incurred by the Secured Party pursuant to the foregoing authorization (and interest at the maximum rate permitted by law) shall become part of the indebtedness owed by Debtor and be secured by the Collateral.

     That Secured Party's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of collateral in its possession; Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and the Debtor hereby agrees to take such steps; the Debtor shall pay to Secured Party all costs and expenses, including filing and reasonable attorney's fees, incurred by Secured Party in connection with the custody, care, preservation or collection of the Collateral; Secured Party may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; Secured Party shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing.

     11. INVALIDITY. If any provision of this Agreement or the Note secured hereby shall, to any extent be invalid, the remainder of this Agreement or the Note secured hereby, other than those to which it is held invalid, shall not be affected thereby, and each provision of this Agreement and the Note shall be valid and enforceable to the fullest extent permitted by law. If the interest rate charged under the Note exceeds the maximum rate permitted by law, then the parties agree to reduce such rate to the maximum allowable rate.

     12. NO OFFSET AND WAIVER. Debtor hereby agrees that in any proceeding instituted by Secured Party under the Note, Agreement and/or the other related documents, Debtor hereby (a) WAIVES ANY RIGHT TO ASSERT OR INTERPOSE AGAINST SECURED PARTY, THIS AGREEMENT OR OTHER LOAN DOCUMENTS (OR THE PAYMENT, COLLECTION OR OTHER ENFORCEMENT OF ANY SUCH DOCUMENTS), ANY CLAIM, DEMAND, DEFENSE, SET OFF, DEDUCTION OR COUNTERCLAIM WHATSOEVER OF ANY NATURE OR DESCRIPTION, (b) WAIVES THE RIGHT TO OBTAIN A TRIAL BY JURY OR SEEK TO CONSOLIDATE OR OBTAIN A JOINT TRIAL OR HEARING OF ANY ACTION OR PROCEEDING OR MOTION IN WHICH DEBTOR MAKES A CLAIM OR DEMAND AGAINST SECURED PARTY OR AGAINST THE NOTE, AGREEMENT AND/OR OTHER LOAN DOCUMENTS (OR THE PAYMENT, COLLECTION OR OTHER ENFORCEMENT OF ANY SUCH DOCUMENTS) OF ANY NATURE OR DESCRIPTION. Waiver of any default shall not constitute a waiver of any subsequent or other default. Any failure by Secured Party to perfect its security interest in the Collateral (whether intentionally or through an error of the Secured Party) shall impose no liability upon Secured Party nor relieve Debtor (or any guarantor) of its obligations hereunder, under the Note or any accompanying guaranty.


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

     13. ENTIRE AGREEMENT. This Agreement and other Loan Documents contain the entire agreement of the parties with respect to its subject matter, supersedes all existing agreements and all other oral, written and other communications between the parties concerning the subject matter. This Agreement shall not be modified in any way except by a writing signed by all parties hereto. The parties recognize that simultaneously herewith, Debtor is executing the Note along with such other documents necessary to implement the terms of this Agreement as herein contemplated. The rights and benefits of the Secured Party hereunder shall inure to the benefit of its successors and permitted assigns.

     14. ASSIGNMENT. The Debtor shall not assign, pledge, mortgage, lease, transfer, encumber or otherwise dispose of any of its rights in the Collateral or any part thereof, nor permit its use by anyone other than its regular employees, without the Secured Party's prior written consent. Any such purported transfer, assignment or other action without the Secured Party's prior written consent shall be void. The Secured Party may not transfer or assign the Loan Documents or any interest therein and may not mortgage, pledge, encumber or transfer any of its rights or interest in and to the Collateral or any part thereof without the prior written consent of Debtor, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Secured Party is permitted to transfer, without consent, any Loan Document and its rights or interests therein to any entity which it controls or in which it has a majority interest. The Debtor agrees (a) in connection with any such permitted transfer or assignment, to provide such instruments, documents, acknowledgments and further assurances as the Secured Party or any assignee, transferee, mortgagee or pledgee may deem necessary or advisable to effectuate the intents of the Loan Documents, or any such transfer or assignment, with respect to such matters as the Loan Documents, the Collateral, the Debtor's obligations to such assignee, transferee, mortgagee or pledgee and such other matters as may be reasonably requested, and (b) that after receipt by the Debtor of written notice of assignment from Secured Party or from the Secured Party's assignee, transferee, pledgee or mortgagee, all principal, interest and other amounts which are then and thereafter become due under the Loan Documents shall be paid to such assignee, transferee, pledgee or mortgagee, at the place of payment designated in such notice. The Loan Documents shall be binding upon the Debtor and its successors and shall inure to the benefit of the Secured Party and its successors and assigns.

     15. PERFORMANCE BY DEBTOR. Upon full payment of the Note and performance of the obligations under the Security Agreement, this Agreement shall terminate, at which time Secured Party shall release, reassign and redeliver to Debtor all Collateral and related documents then in the possession of Secured Party, including any applicable termination statements under the Uniform Commercial Code. Notwithstanding the foregoing, if any such payment is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Debtor or any other obligor), the indebtedness to which such payment was applied shall for the purpose of this Security Agreement be deemed to have continued in existence, notwithstanding such application, and this Security Agreement shall be enforceable as fully as if such application had never been made, and the parties will have all rights and obligations hereunder as if the payment was never made and such rights and obligations were never interrupted, including without limitation a redelivery by Debtor to Secured Party of the Collateral.


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


     16. HEADING. The headings in this Agreement are solely for convenience and reference and shall not affect interpretation.

     17. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by the laws of the State of New York.

                                       DEBTOR:

                                       HIGH RISE ELECTRIC, INC.



                                       By:/s/
                                            Print Name:
                                                       -------------------------
                                            Title:
                                                  ------------------------------
                                            Date: August 20, 2004


                                       SECURED PARTY:

                                       GARY SEGAL

                                                  /s/
                                                  --
                                            Date:  August 20, 2004


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